CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                 PURSUANT TO 18 U.S.C. SECTION 1350



The undersigned, William C. Weldon, the Chief Executive Officer of Johnson & Johnson, a New Jersey corporation (the "Company"), pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that:

     (1)the  Company's Quarterly Report on Form 10-Q  for  the
         fiscal  quarter  ended June 29, 2003   (the  "Report)
         fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2)the   information  contained  in  the  Report   fairly
         presents, in all material respects, the financial condition and results of operations of the Company.



                                   /s/ William C. Weldon
                                   William C. Weldon
                                   Chief Executive Officer


Dated:  August 11, 2003



             CERTIFICATION OF CHIEF FINANCIAL OFFICER
                PURSUANT TO 18 U.S.C. SECTION 1350



The undersigned, Robert J. Darretta, the Chief Financial Officer of Johnson & Johnson, a New Jersey corporation (the "Company"), pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that:

     (1) the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 29, 2003 (the "Report) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) the   information  contained  in  the  Report  fairly
          presents, in all material respects, the financial condition and results of operations of the Company.



                                   /s/ Robert J. Darretta
                                   Robert J. Darretta
                                          Chief Financial Officer


Dated:  August 8, 2003